CATELLUS DEVELOPMENT CORPORATION

Exhibit 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, C. William Hosler, the Chief Financial Officer, of Catellus Development Corporation (the “Company”), pursuant to 18 U.S.C. §1350, hereby certifies that:

(i)  the Company’s annual report on Form 10-K for the year ending December 31, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 12, 2004

/S/    C. WILLIAM HOSLER

C. William Hosler

THIS CERTIFICATION IS PROVIDED SOLELY PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CATELLUS DEVELOPMENT CORPORATION AND WILL BE RETAINED BY CATELLUS DEVELOPMENT CORPORATION AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.